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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 19, 2002



                         Texas Capital Bancshares, Inc.

             (Exact name of registrant as specified in its charter)
              ----------------------------------------------------


             Delaware                          000--30533                        75-2671109
             --------                          ----------                        ----------
 (State or other Jurisdiction of        (Commission File No.)       (I.R.S. Employer Identification No.)
          Incorporation)

        2100 McKinney Avenue, Suite 900                          75201
        -------------------------------                          -----
                 Dallas, Texas                                (Zip Code)
                 -------------
    (Address of principal executive offices)

       Registrant's telephone number, including area code: (214) 932-6600

                                 Not Applicable

         (Former name or former address, if changed since last report)






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Item 5.           Other Events.

         Texas Capital Bancshares, Inc. today announced in a press release that it commenced the marketing of its initial public offering. Texas Capital Bancshares also announced the payment of the one-for-one stock dividend declared on July 30, 2002, and payable as of September 16, 2002 to stockholders of record as of July 30, 2002. The press release with these announcements is attached hereto as Exhibit 99.1.

Item 7.           Financial Statements and Exhibits.

                  (c) Exhibits

                           Exhibit 99.1  Press Release




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              TEXAS CAPITAL BANCSHARES, INC.

Date:  September 19, 2002
                                              By: /s/ Gregory B. Hultgren
                                                  ---------------------------
                                                  Gregory B. Hultgren
                                                  Chief Financial Officer



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